UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2004

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, PA		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On September 14, 2004, Teleflex Incorporated (the "Company") sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on September 23, 2004 and ending on approximately October 21, 2004 restricting them from purchasing, acquiring, selling, or otherwise transferring certain equity securities of the Company. This notice was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002. The Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on July 30, 2004.

A copy of the notice provided to the Company’s directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Notice to directors and executive officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated (Registrant)

September 14, 2004	By:	Joan W. Schwartz

Name: Joan W. Schwartz
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

EX-99.1	Notice to directors and executive officers